UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 30, 2015

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

            On October 30, 2015, Vornado Realty L.P. (the “Company”), the operating partnership through which Vornado Realty Trust (“Vornado”) conducts its business, entered into an unsecured delayed-draw term loan agreement (the “Term Loan Agreement”) in the maximum amount of $750 million.  The Term Loan Agreemment matures in October 2018 with two one-year extension options.  The interest rate is LIBOR plus 115 basis points with a fee of 20 basis points per annum on the unused portion.  At closing, the Company drew $187.5 million.  The Term Loan Agreement provides that the maximum amount available is twice the amount outstanding on April 29, 2016, limited to $750 million, and all draws under the agreement must be made by October 2017.

            Under the terms of the Term Loan Agreement, “Total Outstanding Indebtedness” may not exceed sixty percent (60%) of “Capitalization Value”; the ratio of “Combined EBITDA” to “Fixed Charges,” each measured as of the most recently ended calendar quarter, may not be less than 1.40 to 1.00; the ratio of “Unencumbered Combined EBITDA” to “Unsecured Interest Expense,” each measured as of the most recently ended calendar quarter, may not be less than 1.50 to 1.00; at any time, “Unsecured Indebtedness” may not exceed sixty percent (60%) of “Capitalization Value of Unencumbered Assets,” each measured as of the most recently ended calendar quarter; and the ratio of “Secured Indebtedness” to “Capitalization Value,” each measured as of the most recently ended calendar quarter, may not exceed fifty percent (50%).  The Term Loan Agreement also contains standard representations and warranties and other covenants consistent with the Company’s other credit facilities.

            A copy of the Term Loan Agreement is filed as Exhibit 99.1(d) and incorporated herein by reference.

Item 2.03.       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

            The disclosure contained in Item 1.01 above is incorporated by reference herein into this Item 2.03.

Item 9.01.        Financial Statements and Exhibits.

 (d)       Exhibits.

99.1      Term Loan Agreement, dated as of October 30, 2015 (the “Term Loan Agreement”), among the Company, as Borrower, the Banks Signatory thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, Wells Fargo Bank, N.A., Societe Generale, PNC Bank, National Association and U.S. Bank National Association, as Documentation Agents, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Lead Arrangers and Book Runners, and Wells Fargo Securities LLC, Societe Generale, U.S. Bank National Association and PNC Capital Markets LLC, as Joint Lead Arrangers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Stephen W. Theriot
Name:	Stephen W. Theriot
Title:	Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date: November 4, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Stephen W. Theriot
Name:	Stephen W. Theriot
Title:	Chief Financial Officer of Vornado Realty Trust, sole general partner of Vornado Realty L.P. (duly authorized officer and principal financial and accounting officer)

Date: November 4, 2015

Exhibit Index

99.1      Term Loan Agreement, dated as of October 30, 2015 (the “Term Loan Agreement”), among the Company, as Borrower, the Banks Signatory thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, Wells Fargo Bank, N.A., Societe Generale, PNC Bank, National Association and U.S. Bank National Association, as Documentation Agents, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Lead Arrangers and Book Runners, and Wells Fargo Securities LLC, Societe Generale, U.S. Bank National Association and PNC Capital Markets LLC, as Joint Lead Arrangers.